SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 30, 2003
                                                         ----------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-13794               13-3818402
           --------                       -------               ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
        incorporation)                    Number)         Identification Number)


1000 Boardwalk
Atlantic City, New Jersey                                               08401
-------------------------                                               -----
(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      33-90786               13-3818407
           --------                      --------               ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
        incorporation)                    Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                               08401
-------------------------                                               -----
(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     33-90786-01             13-3818405
           --------                     -----------             ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
        incorporation)                    Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                               08401
-------------------------                                               -----
(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.    Description

99.1           Press Release, dated January 30, 2003, of Trump Hotels & Casino
               Resorts, Inc.

Item 9. Regulation FD Disclosure.

         Filed as an exhibit hereto is a Press Release, dated January 30, 2003, issued by Trump Hotels & Casino Resorts, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 TRUMP HOTELS & CASINO RESORTS, INC.

Date:  January 30, 2003          By: /s/ JOHN P. BURKE
                                     -----------------
                                 Name:  John P. Burke
                                 Title: Executive Vice President and Corporate
                                        Treasurer


                                 TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.

                                 By: Trump Hotels & Casino Resorts, Inc., its general partner

Date:  January 30, 2003          By: /s/ JOHN P. BURKE
                                     -----------------
                                 Name:  John P. Burke
                                 Title: Executive Vice President and Corporate
                                        Treasurer


                                 TRUMP HOTELS & CASINO RESORTS FUNDING, INC.

Date:  January 30, 2003          By: /s/ JOHN P. BURKE
                                     -----------------
                                 Name:  John P. Burke
                                 Title: Executive Vice President and Corporate
                                        Treasurer

                                  EXHIBIT INDEX

Exhibit No.                       Description

99.1    Press Release, dated January 30, 2003, of Trump Hotels & Casino
        Resorts, Inc.